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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   DATE OF REPORT (EVENT): September 25, 2000
                                           ------------------






                          RANKIN AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)





                           COMMISSION FILE NO: 0-28812
                                               -------


               Louisiana                                         72-0838383
     ----------------------------                            -------------------
     (State or other jurisdiction                             (I.R.S. Employer
           of incorporation)                                 Identification No.)


     3838 N. Sam Houston Pkwy. E.
              Houston, TX                                           77032
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip code)



                                 (281) 618-4000
               --------------------------------------------------
               Registrant's telephone number, including Area Code



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Item 2.           Disposition of Assets

                  On August 31, 2000, the Company signed a definitive agreement to sell its right, title, and interest in certain assets of a group of stores and a regional distribution center to a subsidiary of Replacement Parts, Inc., parent company of Crow-Burlingame Co. and Parts Warehouse, Inc. of Little Rock, Arkansas. The Company consummated the transactions contemplated by the definitive Asset Purchase Agreement on September 25, 2000. The assets sold included 24 stores located in Mississippi and Louisiana, one distribution center in Monroe, Louisiana, and assets related to sales to independent auto parts store businesses serviced from that distribution center. The Company continues to operate stores located in Shreveport/Bossier, and Southeast Louisiana, which will be serviced out of the Company's Houston distribution center. The purchase price for the assets was approximately $11.6 million, subject to certain post-closing adjustments. The Asset Purchase Agreement is filed as an exhibit to this Form 8-K.

Item 7.           Financial Statements and Exhibits

                  a.       Financial statements of business acquired

                           None

                  b.       Pro forma financial information

                           None

                  c.       Exhibits.

                           10.(1) Asset Purchase Agreement between Rankin Automotive Group, Inc. and Southside Acquisition Company, Inc. dated as of August 31, 2000.

                           99.(1) Press Release titled "Rankin to Focus on Professional Installer Customers" dated September 1, 2000.

                           99.(2) Press Release titled "Rankin Completes Sale of Assets to Replacement Parts, Inc." dated September 26, 2000.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      Rankin Automotive Group, Inc.
                                      -----------------------------
                                      (Registrant)


Dated: October 6, 2000                /s/ Randall B. Rankin
                                      -----------------------------
                                      Randall B. Rankin, Chief Executive Officer



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                         PURSUANT TO SEC REGULATION 8-K
                                       601
                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                DESCRIPTION                                                   PAGE NUMBERS
-------               -----------                                                   ------------
10.(1)                Asset Purchase Agreement between Rankin Automotive                5-33
                      Group, Inc. and Southside Acquisition Company, Inc.
                      dated as of August 31, 2000.

99.(1)                Press Release titled "Rankin to Focus on Professional             34-35
                      Installer Customers" dated September 1, 2000.

99.(2)                Press Release titled "Rankin Completes Sale of Assets             36-37
                      to Replacement Parts, Inc." dated September 26, 2000.


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